EXHIBIT 99.1

State Auto Financial reports second quarter 2019 results
•Quarterly loss of $0.14 per share
•Quarterly net loss from operations1 of $0.33 per share
•Quarterly GAAP combined ratio of 111.4
•Return on equity of 6.0%
•Book value per share of $21.07

COLUMBUS, OHIO - August 1, 2019 - State Auto Financial Corporation (NASDAQ:STFC) today reported a second quarter 2019 net loss of $6.2 million, or $0.14 per diluted share, compared to net income of $6.0 million, or $0.14 per diluted share, for the same 2018 period. Net loss from operations1 per diluted share for the second quarter of 2019 was $0.33 versus $0.08 for the same 2018 period.
For the first six months of 2019, STFC had net income of $43.2 million, or $1.00 per diluted share, compared to net income of $3.9 million, or $0.09 per diluted share, for the same 2018 period. Net loss from operations1 per diluted share for the first six months of 2019 was $0.01 versus net earnings from operations1 per diluted share of $0.08 for the same 2018 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the second quarter 2019 was 111.4 compared to 107.0 for the same 2018 period. Catastrophe losses during the second quarter 2019 accounted for 15.4 points of the 76.3 total loss ratio points, or $47.4 million, versus 12.2 points of the total 70.8 loss ratio points, or $37.5 million, for the same period in 2018. Non-catastrophe losses and ALAE during the second quarter 2019 included 5.5 points of favorable development relating to prior years, or $17.1 million, versus 5.9 points of favorable development, or $18.1 million, for the same period in 2018.
STFC’s GAAP combined ratio for the first six months of 2019 was 105.6 compared to 104.8 for the same 2018 period. Catastrophe losses for the first six months of 2019 accounted for 10.7 points of the 70.3 total loss ratio points, or $65.1 million, versus 7.6 points of the total 69.1 loss ratio points, or $47.3 million, for the same period in 2018. Non-catastrophe losses and ALAE for the first six months of 2019 included 6.2 points of favorable development relating to prior years, or $38.0 million, versus 5.5 points of favorable development, or $34.1 million, for the same period in 2018.
SAP Personal and Commercial Operating Results
The exit from our specialty insurance business resulted in the elimination of specialty insurance as a reportable segment as it is no longer material to our results. Specialty results, labeled as "specialty run-off," are included in the SAP Insurance Segment Results tables below to enable reconciliation to total underwriting results.
Net written premium for the second quarter 2019 increased 11.6% compared to the same period in 2018. By insurance segment, net written premium for the personal and commercial segments increased 10.8% and 12.8%, respectively. The increase in the personal segment was primarily due to (i) new business growth and rate increases in homeowners and other personal, and (ii) rate increases in personal auto partially offset by lower retention. The increase in the commercial segment was led by new business growth in commercial auto and middle market commercial. The improvements were partially offset by a decrease in net written premiums in workers’ compensation due to continued intense competition in this market.
Net written premium for the first six months of 2019 increased 10.5% compared to the same period in 2018. Net written premium for the personal and commercial segments increased 11.2% and 9.4%, respectively. The trends in the personal and commercial net written premiums are due to the same factors discussed above for the second quarter.

The SAP personal and commercial segments' combined ratio2 for the second quarter 2019 was 109.9 compared to 104.7 for the same 2018 period. Catastrophe losses during the second quarter 2019 accounted for 14.4 points of the total 76.5 loss ratio points, or $44.2 million, versus 13.4 points of the total 70.1 loss ratio points, or $37.7 million, for the same period in 2018. Non-catastrophe losses and ALAE during the second quarter 2019 included 4.7 points of favorable development relating to prior years, or $14.3 million, versus 7.2 points of favorable development, or $20.2 million, for the same period in 2018.
The SAP personal and commercial segments' combined ratio for the first six months of 2019 was 104.9 compared to 103.0 for the same 2018 period. Catastrophe losses during the second quarter 2019 accounted for 10.2 points of the total 70.2 loss ratio points, or $61.4 million, versus 8.6 points of the total 68.3 loss ratio points, or $47.5 million, for the same period in 2018. Non-catastrophe losses and ALAE during the second quarter 2019 included 6.2 points of favorable development relating to prior years, or $38.0 million, versus 6.6 points of favorable development, or $36.5 million, for the same period in 2018.
Book Value and Return on Equity
STFC’s book value increased to $21.07 per share as of June 30, 2019, compared to $20.67 on March 31, 2019. The increase in book value was driven by increases in the market value of our investment portfolio.
Return on stockholders’ equity for the 12 months ended June 30, 2019, was 6.0% compared to (1.3)% for the 12 months ended June 30, 2018.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"The results for the quarter were worse than expected, but this is not unusual for the second quarter. Our greatest CAT and non-cat weather exposure comes during the second quarter, and both had significant impact. Additionally, favorable development of prior accident year's non-cat loss and allocated loss adjustment expense reserves was less this quarter. Our year-to-date results eliminate some of this volatility, giving a clear picture of overall performance. While through six months of 2019 favorable development is down, our current accident year non-cat loss and allocated loss adjustment expense ratio continued to improve.
"Key to our continued progress is becoming a more efficient organization. As our significant investment in technology continues to deliver, our path to competitive expense ratios has become clear by means of efficient growth through our Connect platform.
"In personal lines, our largest line, personal auto, remains profitable and growing year to date. However, growth in personal auto has slowed. While some of this is due to aggressive rate reduction by our competition, we believe we can regain momentum in auto during the second half of the year. In homeowners, seasonal weather drove a poor underwriting result, while growth in the line remains strong. We’re optimistic that this line can profitably grow.
"In commercial lines, we’re beginning to see the impact of the rollout of our digital only technology and efforts to improve efficiency, leading to improvement in the expense ratio. Overall growth in the segment is strong and momentum is building."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.19 per diluted share for the second quarter of 2019 and income of $1.01 year-to-date 2019 versus income of $0.22 per diluted share for the second quarter 2018 and income of $0.01 year-to-date 2018.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
STFC has scheduled a conference call with interested investors for Thursday, August 1, at 11 a.m. ET to discuss the Company’s second quarter 2019 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., August 1, by calling 855-859-2056, conference ID 8499618. Supplemental schedules detailing the Company’s second quarter 2019 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018
Net premiums written	$341.7	$308.1	$647.7	$600.3

Earned premiums	307.7	307.5	610.4	622.4
Net investment income	21.7	21.5	41.1	41.4
Net investment gain	10.3	12.1	55.2	0.4
Other income	0.4	0.6	1.0	1.2
Total revenue	340.1	341.7	707.7	665.4

(Loss) income before federal income taxes	(7.6)	7.7	54.0	4.4

Federal tax (benefit) expense	(1.4)	1.7	10.8	0.5
Net (loss) income	$(6.2)	$6.0	$43.2	$3.9

(Loss) earnings per common share:
- basic	$(0.14)	$0.14	$1.00	$0.09
- diluted	$(0.14)	$0.14	$1.00	$0.09
(Loss) earnings per share from operations (A):
- basic	$(0.33)	$(0.08)	$(0.01)	$0.08
- diluted	$(0.33)	$(0.08)	$(0.01)	$0.08
Weighted average shares outstanding:
- basic	43.4	42.8	43.3	42.7
- diluted	43.4	43.4	43.9	43.3
Return on average equity (LTM)	6.0%	(1.3)%
Book value per share	$21.07	$18.85
Dividends paid per share	$0.10	$0.10	$0.20	$0.20
Total shares outstanding	43.5	42.9

GAAP ratios:
Cat loss and ALAE ratio	15.4	12.2	10.7	7.6
Non-cat loss and LAE ratio	60.9	58.6	59.6	61.5
Loss and LAE ratio	76.3	70.8	70.3	69.1
Expense ratio	35.1	36.2	35.3	35.7
Combined ratio	111.4	107.0	105.6	104.8

(A) Reconciliation of non-GAAP financial measure:
Net (loss) income from operations:
Net (loss) income	$(6.2)	$6.0	$43.2	$3.9
Net investment gain, net of tax	8.1	9.5	43.6	0.3
Net (loss) income from operations	$(14.3)	$(3.5)	$(0.4)	$3.6

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	June 30	December 31
	2019	2018
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,119.0 and $2,188.2, respectively)	$2,157.9	$2,159.5
Equity securities	374.9	315.0
Other invested assets	55.0	48.8
Other invested assets, at cost	6.5	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,664.3	2,598.9

Cash and cash equivalents	44.8	59.8
Accrued investment income and other assets	30.7	32.4
Deferred policy acquisition costs	109.1	101.9
Reinsurance recoverable on losses and loss expenses payable	8.4	5.5
Prepaid reinsurance premiums	7.1	6.6
Due from affiliate	34.2	—
Current federal income taxes	6.3	5.9
Net deferred federal income taxes	52.1	77.8
Property and equipment, net	4.2	7.1
Total assets	$2,961.2	$2,895.9

LIABILITIES
Losses and loss expenses payable	$1,135.2	$1,146.8
Unearned premiums	621.6	584.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.0
Pension and postretirement benefits	71.5	83.0
Due to affiliate	—	22.4
Other liabilities	94.7	119.0
Total liabilities	2,045.0	2,077.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.3 and 50.0 shares issued, respectively, at stated value of $2.50 per share	125.7	125.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.5)	(117.0)
Additional paid-in capital	202.5	194.2
Accumulated other comprehensive loss	(41.7)	(96.4)
Retained earnings	747.2	712.7
Total stockholders' equity	916.2	818.5
Total liabilities and stockholders' equity	$2,961.2	$2,895.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018
Earned premiums	$307.7	$307.5	$610.4	$622.4
Net investment income	21.7	21.5	41.1	41.4
Net investment gain	10.3	12.1	55.2	0.4
Other income from affiliates	0.4	0.6	1.0	1.2
Total revenues	340.1	341.7	707.7	665.4

Losses and loss expenses	234.9	217.8	429.2	430.1
Acquisition and operating expenses	107.9	111.3	215.5	222.1
Interest expense	1.3	1.7	2.5	3.3
Other expenses	3.6	3.2	6.5	5.5
Total expenses	347.7	334.0	653.7	661.0

(Loss) income before federal income taxes	(7.6)	7.7	54.0	4.4
Federal income tax (benefit) expense
Current	—	—	(0.4)	(1.0)
Deferred	(1.4)	1.7	11.2	1.5
Federal income tax (benefit) expense	(1.4)	1.7	10.8	0.5
Net (loss) income	$(6.2)	$6.0	$43.2	$3.9
(Loss) earnings per common share:
Basic	$(0.14)	$0.14	$1.00	$0.09
Diluted	$(0.14)	$0.14	$1.00	$0.09
Dividends paid per common share	$0.10	$0.10	$0.20	$0.20

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018
Net (loss) income	$(6.2)	$6.0	$43.2	$3.9
Other comprehensive income (loss), net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding gain (loss)	34.7	(10.2)	69.2	(46.9)
Reclassification adjustments for gains realized in net income	(1.5)	(1.3)	(1.6)	(1.7)
Income tax (expense) benefit	(7.0)	2.4	(14.2)	10.2
Total net unrealized holding gain (loss) on available- for-sale investments	26.2	(9.1)	53.4	(38.4)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)	(3.2)	(3.2)
Net actuarial loss	2.4	3.3	4.8	6.6
Income tax expense	(0.1)	(0.3)	(0.3)	(0.7)
Total net unrecognized benefit plan obligations	0.7	1.4	1.3	2.7
Other comprehensive income (loss)	26.9	(7.7)	54.7	(35.7)
Comprehensive income (loss)	$20.7	$(1.7)	$97.9	$(31.8)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Six months ended	Year Ended
	June 30	December 31
	2019	2018
Common shares:
Balance at beginning of year	50.0	49.2
Issuance of shares	0.3	0.8
Balance at period ended	50.3	50.0

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$125.0	$123.0
Issuance of shares	0.7	2.0
Balance at period ended	125.7	125.0

Treasury stock:
Balance at beginning of year	$(117.0)	$(116.8)
Shares acquired on stock award exercises and vested restricted shares	(0.5)	(0.2)
Balance at beginning of year and period ended	(117.5)	(117.0)

Additional paid-in capital:
Balance at beginning of year	$194.2	$171.8
Issuance of common stock	3.3	13.3
Stock awards granted	5.0	9.1
Balance at period ended	202.5	194.2

Accumulated other comprehensive (loss) income:
Balance at beginning of the year	$(96.4)	$3.8
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	(63.9)
Change in unrealized holding gain (loss) on investments, net of tax	53.4	(38.3)
Change in unrecognized benefit plan obligations, net of tax	1.3	2.0
Balance at period ended	(41.7)	(96.4)

Retained earnings:
Balance at beginning of year	$712.7	$653.2
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	63.9
Net income	43.2	12.8
Cash dividends paid	(8.7)	(17.2)
Balance at period ended	747.2	712.7
Total stockholders' equity at period ended	$916.2	$818.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Six months ended
	June 30
	2019	2018
Cash flows from operating activities:
Net income	$43.2	$3.9
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	3.8	4.6
Share-based compensation	4.4	4.8
Net investment (gain) loss	(55.2)	(0.4)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(7.2)	5.7
Accrued investment income and other assets	1.8	(2.2)
Postretirement and pension benefits	(11.3)	(8.3)
Other liabilities and due to/from affiliates, net	(79.1)	14.5
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(3.4)	(2.5)
Losses and loss expenses payable	(11.6)	(21.1)
Unearned premiums	37.4	(21.7)
Deferred tax expense on share-based awards	(0.6)	0.2
Federal income taxes	11.4	0.3
Net cash used in operating activities	(66.4)	(22.2)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(334.8)	(207.9)
Purchases of equity securities	(30.4)	(78.4)
Purchases of other invested assets	(2.6)	(0.9)
Maturities, calls and pay downs of fixed maturities available-for-sale	203.2	110.2
Sales of fixed maturities available-for-sale	198.7	60.9
Sales of equity securities	20.3	81.8
Sales of other invested assets	0.6	0.7
Net disposal of property and equipment	1.6	—
Net cash provided by (used in) investing activities	56.6	(33.6)
Cash flows from financing activities:
Proceeds from issuance of common stock	4.0	14.3
Payments to acquire treasury stock	(0.5)	(0.1)
Payment of dividends	(8.7)	(8.7)
Payment of prepayment fee	—	(0.4)
Net cash (used in) provided by financing activities	(5.2)	5.1
Net decrease in cash and cash equivalents	(15.0)	(50.7)
Cash and cash equivalents at beginning of period	59.8	91.5
Cash and cash equivalents at end of period	$44.8	$40.8
Supplemental disclosures:
Interest paid (affiliates $0.5 and $0.5, respectively)	$2.3	$3.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019
Quarter to Date
Gross investment income:
Fixed maturities	$14.9	$15.1	$15.0	$15.4	$14.7
TIPS	2.0	1.3	0.9	(0.3)	2.6
Total fixed maturities	16.9	16.4	15.9	15.1	17.3
Equity securities	3.1	3.0	4.8	2.8	3.1
Other	1.8	1.7	2.0	1.7	1.4
Total gross investment income	21.8	21.1	22.7	19.6	21.8
Less: Investment expenses	0.3	0.3	—	0.2	0.1
Net investment income	$21.5	$20.8	$22.7	$19.4	$21.7

Year to Date
Gross investment income:
Fixed maturities	$29.9	$45.0	$60.0	$15.4	$30.1
TIPS	3.1	4.4	5.3	(0.3)	2.3
Total fixed maturities	33.0	49.4	65.3	15.1	32.4
Equity securities	5.6	8.6	13.4	2.8	5.9
Other	3.5	5.2	7.2	1.7	3.1
Total gross investment income	42.1	63.2	85.9	19.6	41.4
Less: Investment expenses	0.7	1.0	1.0	0.2	0.3
Net investment income	$41.4	$62.2	$84.9	$19.4	$41.1

	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019
TIPS, fair value	$156.5	$143.8	$142.3	$147.0	$145.2
TIPS, book value	$150.6	$140.8	$141.2	$140.5	$137.4

Net Investment Gain (Loss)
($ in millions)
unaudited	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018
Realized gains on sales of securities:
Fixed maturities	$1.5	$1.3	$1.6	$1.7
Equity securities	1.2	1.7	1.5	5.0
Other invested assets	—	—	—	0.1
Total realized gains	2.7	3.0	3.1	6.8
Realized losses on sales of securities:
Sales of equity securities	—	(0.4)	(2.2)	(0.6)
Total realized losses	—	(0.4)	(2.2)	(0.6)
Net realized gain on investments	$2.7	$2.6	$0.9	$6.2

Net unrealized gain (loss) on investments(1):
Equity securities	6.4	10.9	50.5	(3.7)
Other invested assets	1.2	(1.4)	5.1	(2.1)
Net unrealized gain (loss) on investments	7.6	9.5	55.6	(5.8)
Other net realized loss	$—	$—	$(1.3)	$—
Net investment gain	$10.3	$12.1	$55.2	$0.4
(1) Unrealized holding gains (losses) recognized during the period on securities held at the reporting date

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	June 30	December 31
	2019	2018
Deferred tax assets:
Unearned premiums not currently deductible	$25.8	$24.3
Losses and loss expenses payable discounting	11.5	19.9
Postretirement and pension benefits	19.6	21.4
Net unrealized holding losses on investments	—	6.2
Realized loss on other-than-temporary impairment	2.0	1.9
Other liabilities	12.5	14.8
Net operating loss carryforward	19.6	15.1
Tax credit carryforwards	2.3	2.7
Other	—	1.6
Total deferred tax assets	94.3	107.9
Deferred tax liabilities:
Deferral of policy acquisition costs	22.9	21.4
Net unrealized holding gains on investments	19.2	—
Losses and loss expenses payable discounting (transition rule)	—	8.7
Other	0.1	—
Total deferred tax liabilities	42.2	30.1
Net deferred federal income taxes	$52.1	$77.8

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018
(Loss) income before federal income taxes	$(7.6)	$7.7	$54.0	$4.4
Federal income tax (benefit) expense:
Current	—	—	(0.4)	(1.0)
Deferred	(1.4)	1.7	11.2	1.5
Total federal income tax (benefit) expense	(1.4)	1.7	10.8	0.5
Net (loss) income	$(6.2)	$6.0	$43.2	$3.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$110.0	$85.5	$9.4	$204.9
Net earned premiums	108.4	71.8	8.1	188.3
Losses and LAE incurred:
Cat loss and ALAE	3.6	28.4	3.0	35.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.0)	(0.1)	(0.3)	(3.4)
Current accident year non-cat loss and ALAE	69.0	39.3	3.6	111.9
Total non-cat loss and ALAE	66.0	39.2	3.3	108.5
Total Loss and ALAE	69.6	67.6	6.3	143.5
ULAE	7.6	5.5	0.4	13.5
Total Loss and LAE	77.2	73.1	6.7	157.0
Underwriting expenses	33.1	25.2	2.9	61.2
Net underwriting loss	$(1.9)	$(26.5)	$(1.5)	$(29.9)

Cat loss and ALAE ratio	3.3%	39.5%	37.3%	18.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.7)%	(0.2)%	(4.6)%	(1.8)%
Current accident year non-cat loss and ALAE ratio	63.7%	54.6%	45.5%	59.4%
Total non-cat loss and ALAE ratio	61.0%	54.4%	40.9%	57.6%
Total Loss and ALAE ratio	64.3%	93.9%	78.2%	76.2%
ULAE ratio	7.0%	7.7%	5.1%	7.2%
Total Loss and LAE ratio	71.3%	101.6%	83.3%	83.4%
Expense ratio	30.0%	29.6%	30.8%	29.9%
Combined ratio	101.3%	131.2%	114.1%	113.3%

($ in millions)
Three months ended June 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$106.2	$72.1	$6.6	$184.9
Net earned premiums	99.1	60.4	5.4	164.9
Losses and LAE incurred:
Cat loss and ALAE	3.8	22.3	1.0	27.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(7.2)	(2.9)	(0.5)	(10.6)
Current accident year non-cat loss and ALAE	64.8	25.9	3.6	94.3
Total non-cat loss and ALAE	57.6	23.0	3.1	83.7
Total Loss and ALAE	61.4	45.3	4.1	110.8
ULAE	5.9	4.6	0.2	10.7
Total Loss and LAE	67.3	49.9	4.3	121.5
Underwriting expenses	31.4	22.8	2.4	56.6
Net underwriting gain (loss)	$0.4	$(12.3)	$(1.3)	$(13.2)

Cat loss and ALAE ratio	3.9%	36.9%	18.2%	16.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.2)%	(4.8)%	(9.8)%	(6.4)%
Current accident year non-cat loss and ALAE ratio	65.3%	43.0%	65.6%	57.2%
Total non-cat loss and ALAE ratio	58.1%	38.2%	55.8%	50.8%
Total Loss and ALAE ratio	62.0%	75.1%	74.0%	67.2%
ULAE ratio	6.0%	7.6%	5.2%	6.5%
Total Loss and LAE ratio	68.0%	82.7%	79.2%	73.7%
Expense ratio	29.5%	31.5%	36.1%	30.6%
Combined ratio	97.5%	114.2%	115.3%	104.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$217.7	$149.9	$17.8	$385.4
Net earned premiums	213.8	140.5	15.5	369.8
Losses and LAE incurred:
Cat loss and ALAE	4.5	40.8	3.7	49.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(9.8)	0.5	(1.0)	(10.3)
Current accident year non-cat loss and ALAE	134.8	69.2	8.0	212.0
Total non-cat loss and ALAE	125.0	69.7	7.0	201.7
Total Loss and ALAE	129.5	110.5	10.7	250.7
ULAE	14.8	10.7	0.7	26.2
Total Loss and LAE	144.3	121.2	11.4	276.9
Underwriting expenses	65.8	47.0	5.8	118.6
Net underwriting gain (loss)	$3.7	$(27.7)	$(1.7)	$(25.7)

Cat loss and ALAE ratio	2.1%	29.0%	24.0%	13.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.6)%	0.4%	(6.6)%	(2.8)%
Current accident year non-cat loss and ALAE ratio	63.1%	49.2%	51.8%	57.3%
Total non-cat loss and ALAE ratio	58.5%	49.6%	45.2%	54.5%
Total Loss and ALAE ratio	60.6%	78.6%	69.2%	67.7%
ULAE ratio	6.9%	7.6%	4.6%	7.1%
Total Loss and LAE ratio	67.5%	86.2%	73.8%	74.8%
Expense ratio	30.2%	31.4%	32.6%	30.8%
Combined ratio	97.7%	117.6%	106.4%	105.6%

($ in millions)
Six months ended June 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$208.1	$126.4	$12.1	$346.6
Net earned premiums	192.6	118.3	10.3	321.2
Losses and LAE incurred:
Cat loss and ALAE	3.9	27.0	1.4	32.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(11.2)	(5.7)	(0.3)	(17.2)
Current accident year non-cat loss and ALAE	131.7	54.3	5.6	191.6
Total non-cat loss and ALAE	120.5	48.6	5.3	174.4
Total Loss and ALAE	124.4	75.6	6.7	206.7
ULAE	10.9	8.6	0.5	20.0
Total Loss and LAE	135.3	84.2	7.2	226.7
Underwriting expenses	60.3	41.0	4.7	106.0
Net underwriting loss	$(3.0)	$(6.9)	$(1.6)	$(11.5)

Cat loss and ALAE ratio	2.1%	22.8%	13.3%	10.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.8)%	(4.8)%	(2.9)%	(5.4)%
Current accident year non-cat loss and ALAE ratio	68.3%	45.9%	53.9%	59.7%
Total non-cat loss and ALAE ratio	62.5%	41.1%	51.0%	54.3%
Total Loss and ALAE ratio	64.6%	63.9%	64.3%	64.4%
ULAE ratio	5.6%	7.3%	5.3%	6.2%
Total Loss and LAE ratio	70.2%	71.2%	69.6%	70.6%
Expense ratio	29.0%	32.4%	39.0%	30.6%
Combined ratio	99.2%	103.6%	108.6%	101.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$29.7	$31.5	$41.1	$15.4	$13.6	$5.0	$136.3
Net earned premiums	21.8	29.4	32.5	18.1	12.0	4.2	118.0
Losses and LAE incurred:
Cat loss and ALAE	—	3.5	3.9	—	1.8	—	9.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.0)	(2.9)	(2.9)	(4.5)	(0.8)	1.2	(10.9)
Current accident year non-cat loss and ALAE	14.1	17.5	16.5	14.8	6.7	2.4	72.0
Total non-cat loss and ALAE	13.1	14.6	13.6	10.3	5.9	3.6	61.1
Total Loss and ALAE	13.1	18.1	17.5	10.3	7.7	3.6	70.3
ULAE	1.3	1.7	1.7	2.0	0.5	0.2	7.4
Total Loss and LAE	14.4	19.8	19.2	12.3	8.2	3.8	77.7
Underwriting expenses	11.0	11.8	15.9	5.6	6.5	1.9	52.7
Net underwriting (loss) gain	$(3.6)	$(2.2)	$(2.6)	$0.2	$(2.7)	$(1.5)	$(12.4)

Cat loss and ALAE ratio	0.2%	11.8%	11.8%	—%	15.1%	—%	7.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.0)%	(10.0)%	(8.7)%	(24.7)%	(6.2)%	28.4%	(9.2)%
Current accident year non-cat loss and ALAE ratio	64.8%	59.3%	50.8%	81.4%	56.0%	55.8%	60.9%
Total non-cat loss and ALAE ratio	59.8%	49.3%	42.1%	56.7%	49.8%	84.2%	51.7%
Total Loss and ALAE ratio	60.0%	61.1%	53.9%	56.7%	64.9%	84.2%	59.5%
ULAE ratio	6.1%	5.9%	5.2%	10.7%	4.3%	4.5%	6.3%
Total Loss and LAE ratio	66.1%	67.0%	59.1%	67.4%	69.2%	88.7%	65.8%
Expense ratio	36.9%	37.2%	38.7%	36.8%	47.5%	38.7%	38.6%
Combined ratio	103.0%	104.2%	97.8%	104.2%	116.7%	127.4%	104.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended June 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$21.4	$31.6	$32.8	$17.6	$12.7	$4.7	$120.8
Net earned premiums	18.7	30.3	28.7	22.6	11.1	4.2	115.6
Losses and LAE incurred:
Cat loss and ALAE	0.6	4.5	3.8	—	1.7	—	10.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(4.2)	1.7	(3.6)	(1.5)	(0.9)	(9.6)
Current accident year non-cat loss and ALAE	11.0	18.6	15.7	13.9	6.4	1.7	67.3
Total non-cat loss and ALAE	9.9	14.4	17.4	10.3	4.9	0.8	57.7
Total Loss and ALAE	10.5	18.9	21.2	10.3	6.6	0.8	68.3
ULAE	1.1	1.7	1.5	1.5	0.7	0.3	6.8
Total Loss and LAE	11.6	20.6	22.7	11.8	7.3	1.1	75.1
Underwriting expenses	9.5	13.9	12.3	6.4	5.4	1.8	49.3
Net underwriting (loss) gain	$(2.4)	$(4.2)	$(6.3)	$4.4	$(1.6)	$1.3	$(8.8)

Cat loss and ALAE ratio	2.9%	14.8%	13.3%	—%	14.8%	—%	9.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.7)%	(14.0)%	6.2%	(15.9)%	(13.8)%	(21.0)%	(8.3)%
Current accident year non-cat loss and ALAE ratio	59.4%	61.8%	54.2%	61.2%	58.0%	38.2%	58.2%
Total non-cat loss and ALAE ratio	53.7%	47.8%	60.4%	45.3%	44.2%	17.2%	49.9%
Total Loss and ALAE ratio	56.6%	62.6%	73.7%	45.3%	59.0%	17.2%	59.0%
ULAE ratio	5.9%	5.7%	5.4%	7.2%	6.3%	6.1%	6.0%
Total Loss and LAE ratio	62.5%	68.3%	79.1%	52.5%	65.3%	23.3%	65.0%
Expense ratio	44.0%	43.9%	37.5%	36.1%	42.4%	40.2%	40.7%
Combined ratio	106.5%	112.2%	116.6%	88.6%	107.7%	63.5%	105.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$53.7	$62.0	$75.3	$34.9	$26.0	$9.5	$261.4
Net earned premiums	41.5	59.0	63.2	38.6	23.8	8.3	234.4
Losses and LAE incurred:
Cat loss and ALAE	0.1	5.0	5.2	—	2.1	—	12.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.5)	(7.7)	(6.0)	(9.0)	(1.2)	0.2	(26.2)
Current accident year non-cat loss and ALAE	26.0	33.4	42.5	28.4	11.8	4.5	146.6
Total non-cat loss and ALAE	23.5	25.7	36.5	19.4	10.6	4.7	120.4
Total Loss and ALAE	23.6	30.7	41.7	19.4	12.7	4.7	132.8
ULAE	2.6	3.5	3.0	3.6	1.1	0.4	14.2
Total Loss and LAE	26.2	34.2	44.7	23.0	13.8	5.1	147.0
Underwriting expenses	21.7	24.3	30.1	13.0	12.7	3.9	105.7
Net underwriting (loss) gain	$(6.4)	$0.5	$(11.6)	$2.6	$(2.7)	$(0.7)	$(18.3)

Cat loss and ALAE ratio	0.3%	8.5%	8.2%	—%	8.7%	—%	5.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	(13.1)%	(9.4)%	(23.2)%	(4.9)%	2.8%	(11.1)%
Current accident year non-cat loss and ALAE ratio	62.6%	56.5%	67.3%	73.4%	49.6%	54.2%	62.5%
Total non-cat loss and ALAE ratio	56.5%	43.4%	57.9%	50.2%	44.7%	57.0%	51.4%
Total Loss and ALAE ratio	56.8%	51.9%	66.1%	50.2%	53.4%	57.0%	56.7%
ULAE ratio	6.3%	6.0%	4.7%	9.3%	4.6%	4.4%	6.1%
Total Loss and LAE ratio	63.1%	57.9%	70.8%	59.5%	58.0%	61.4%	62.8%
Expense ratio	40.5%	39.1%	39.9%	37.4%	48.7%	41.5%	40.4%
Combined ratio	103.6%	97.0%	110.7%	96.9%	106.7%	102.9%	103.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$40.0	$62.0	$61.9	$42.0	$24.2	$8.8	$238.9
Net earned premiums	37.1	60.7	57.3	45.4	22.1	7.9	230.5
Losses and LAE incurred:
Cat loss and ALAE	0.6	7.7	5.3	—	1.6	—	15.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.6)	(4.7)	(0.8)	(5.9)	(1.2)	(2.1)	(19.3)
Current accident year non-cat loss and ALAE	23.4	36.8	37.2	29.0	10.6	3.7	140.7
Total non-cat loss and ALAE	18.8	32.1	36.4	23.1	9.4	1.6	121.4
Total Loss and ALAE	19.4	39.8	41.7	23.1	11.0	1.6	136.6
ULAE	2.3	3.0	3.0	3.8	1.0	0.6	13.7
Total Loss and LAE	21.7	42.8	44.7	26.9	12.0	2.2	150.3
Underwriting expenses	17.6	27.7	23.6	14.4	10.2	3.8	97.3
Net underwriting (loss) gain	$(2.2)	$(9.8)	$(11.0)	$4.1	$(0.1)	$1.9	$(17.1)

Cat loss and ALAE ratio	1.5%	12.7%	9.2%	—%	7.2%	—%	6.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(12.3)%	(7.8)%	(1.3)%	(12.9)%	(5.5)%	(27.1)%	(8.4)%
Current accident year non-cat loss and ALAE ratio	63.3%	60.6%	64.9%	63.6%	47.7%	46.5%	61.0%
Total non-cat loss and ALAE ratio	51.0%	52.8%	63.6%	50.7%	42.2%	19.4%	52.6%
Total Loss and ALAE ratio	52.5%	65.5%	72.8%	50.7%	49.4%	19.4%	59.2%
ULAE ratio	6.1%	5.0%	5.3%	8.6%	4.8%	6.9%	6.0%
Total Loss and LAE ratio	58.6%	70.5%	78.1%	59.3%	54.2%	26.3%	65.2%
Expense ratio	43.9%	44.7%	38.2%	34.3%	42.1%	43.5%	40.7%
Combined ratio	102.5%	115.2%	116.3%	93.6%	96.3%	69.8%	105.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$341.2	$0.5	$341.7
Net earned premiums	306.3	1.4	307.7
Losses and LAE incurred:
Cat loss and ALAE	44.2	3.2	47.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(14.3)	(2.8)	(17.1)
Current accident year non-cat loss and ALAE	183.9	0.8	184.7
Total non-cat loss and ALAE	169.6	(2.0)	167.6
Total Loss and ALAE	213.8	1.2	215.0
ULAE	20.9	(0.3)	20.6
Total Loss and LAE	234.7	0.9	235.6
Underwriting expenses	113.9	(0.2)	113.7
Net underwriting (loss) gain	$(42.3)	$0.7	$(41.6)

Cat loss and ALAE ratio	14.4%	N/M(1)	15.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.7)%	N/M	(5.5)%
Current accident year non-cat loss and ALAE ratio	60.0%	N/M	60.0%
Total non-cat loss and ALAE ratio	55.3%	N/M	54.5%
Total Loss and ALAE ratio	69.7%	N/M	69.9%
ULAE ratio	6.8%	N/M	6.7%
Total Loss and LAE ratio	76.5%	N/M	76.6%
Expense ratio	33.4%	N/M	33.3%
Combined ratio	109.9%	N/M	109.9%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended June 30, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$305.7	$2.4	$308.1
Net earned premiums	280.5	27.0	307.5
Losses and LAE incurred:
Cat loss and ALAE	37.7	(0.2)	37.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(20.2)	2.1	(18.1)
Current accident year non-cat loss and ALAE	161.6	18.0	179.6
Total non-cat loss and ALAE	141.4	20.1	161.5
Total Loss and ALAE	179.1	19.9	199.0
ULAE	17.5	1.5	19.0
Total Loss and LAE	196.6	21.4	218.0
Underwriting expenses	105.9	4.6	110.5
Net underwriting (loss) gain	$(22.0)	$1.0	$(21.0)

Cat loss and ALAE ratio	13.4%	(0.7)%	12.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.2)%	7.8%	(5.9)%
Current accident year non-cat loss and ALAE ratio	57.6%	66.4%	58.3%
Total non-cat loss and ALAE ratio	50.4%	74.2%	52.4%
Total Loss and ALAE ratio	63.8%	73.5%	64.6%
ULAE ratio	6.3%	5.6%	6.3%
Total Loss and LAE ratio	70.1%	79.1%	70.9%
Expense ratio	34.6%	192.2%	35.8%
Combined ratio	104.7%	271.3%	106.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$646.8	$0.9	$647.7
Net earned premiums	604.2	6.2	610.4
Losses and LAE incurred:
Cat loss and ALAE	61.4	3.7	65.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(36.5)	(1.5)	(38.0)
Current accident year non-cat loss and ALAE	358.6	4.8	363.4
Total non-cat loss and ALAE	322.1	3.3	325.4
Total Loss and ALAE	383.5	7.0	390.5
ULAE	40.4	(0.7)	39.7
Total Loss and LAE	423.9	6.3	430.2
Underwriting expenses	224.3	0.6	224.9
Net underwriting loss	$(44.0)	$(0.7)	$(44.7)

Cat loss and ALAE ratio	10.2%	N/M	10.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.0)%	N/M	(6.2)%
Current accident year non-cat loss and ALAE ratio	59.3%	N/M	59.6%
Total non-cat loss and ALAE ratio	53.3%	N/M	53.4%
Total Loss and ALAE ratio	63.5%	N/M	64.1%
ULAE ratio	6.7%	N/M	6.5%
Total Loss and LAE ratio	70.2%	N/M	70.6%
Expense ratio	34.7%	N/M	34.7%
Combined ratio	104.9%	N/M	105.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$585.5	$14.8	$600.3
Net earned premiums	551.7	70.7	622.4
Losses and LAE incurred:
Cat loss and ALAE	47.5	(0.2)	47.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(36.5)	2.4	(34.1)
Current accident year non-cat loss and ALAE	332.3	48.0	380.3
Total non-cat loss and ALAE	295.8	50.4	346.2
Total Loss and ALAE	343.3	50.2	393.5
ULAE	33.7	3.7	37.4
Total Loss and LAE	377.0	53.9	430.9
Underwriting expenses	203.3	14.2	217.5
Net underwriting (loss) gain	$(28.6)	$2.6	$(26.0)

Cat loss and ALAE ratio	8.6%	(0.3)%	7.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.6)%	3.4%	(5.5)%
Current accident year non-cat loss and ALAE ratio	60.2%	67.8%	61.1%
Total non-cat loss and ALAE ratio	53.6%	71.2%	55.6%
Total Loss and ALAE ratio	62.2%	70.9%	63.2%
ULAE ratio	6.1%	5.2%	6.0%
Total Loss and LAE ratio	68.3%	76.1%	69.2%
Expense ratio	34.7%	96.2%	36.2%
Combined ratio	103.0%	172.3%	105.4%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the three and six months ended June 30, 2019 and 2018:

($ millions)	2Q 2019	2Q 2018	YTD 2019	YTD 2018
Segment (loss) income before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting loss	$(29.9)	$(13.2)	$(25.7)	$(11.5)
Commercial insurance SAP underwriting loss	(12.4)	(8.8)	(18.3)	(17.1)
Specialty run-off	0.7	1.0	(0.7)	2.6
Total insurance operations	(41.6)	(21.0)	(44.7)	(26.0)
Investment operations:
Net investment income	21.7	21.5	41.1	41.4
Net investment gain	10.3	12.1	55.2	0.4
Total investment operations	32.0	33.6	96.3	41.8
All other segments income	0.1	0.1	0.2	0.2
Reconciling items:
GAAP adjustments	6.1	0.6	10.1	(3.4)
Interest expense on corporate debt	(1.3)	(1.7)	(2.5)	(3.3)
Corporate expenses	(2.9)	(3.9)	(5.4)	(4.9)
Total reconciling items	1.9	(5.0)	2.2	(11.6)
Total consolidated (loss) income before federal income taxes	$(7.6)	$7.7	$54.0	$4.4